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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2003

Synaptic Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27324 (Commission File Number)	22-285-9704 (I.R.S. Employer Identification Number)
215 College Road, Paramus, New Jersey 07652-1431 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (201) 261-1331

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On February 11, 2003, Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Company"), held a special meeting of stockholders. At the meeting, the Company's stockholders adopted the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 21, 2002, among H. Lundbeck A/S ("Lundbeck"), Viking Sub Corporation ("Viking Sub") and the Company. Pursuant to the Merger Agreement, at the effective time of the merger (the "Effective Time"), Viking Sub, a wholly owned subsidiary of Lundbeck, will merge (the "Merger") with and into the Company and the Company will become a wholly owned subsidiary of Lundbeck. The Effective Time is expected to occur following the expiration of the notification period under Article 16 of the Mexican Antitrust Law. The Company has received early termination of the waiting period with respect to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company currently anticipates that the Effective Time will occur in March 2003, subject to the satisfaction or waiver of the closing conditions contained in the Merger Agreement.

        Under the terms of the Merger Agreement, at the Effective Time (other than shares of the Company's capital stock held by persons who properly exercise appraisal rights under Delaware law):

  •
  each issued and outstanding share of common stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $6.50 in cash, without interest;

  •
  each issued and outstanding share of Series B Convertible Preferred Stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $1,499.15 in cash, without interest; and

  •
  each issued and outstanding share of Series C Convertible Preferred Stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $1,088.54 in cash, without interest.

        At the close of the market on the date of the Effective Time, the Company's shares of common stock will be delisted from The Nasdaq Stock Market and will cease to be traded.

        This Current Report on Form 8-K and the press release (filed as Exhibit 99.1 hereto) contain forward-looking statements about the Merger within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those related to the transactions described herein and any other statements which are not historical facts. Forward-looking statements may be identified by words like "expected" and "anticipates" and similar expressions. Such statements involve assumptions relating to the receipt of regulatory approvals, the condition of our business and other conditions to the Merger. Although the Company believes that the assumptions used to make the forward-looking statements contained herein are reasonable, actual facts and conditions may exist in the future that could vary materially from the assumed facts and conditions upon which such forward-looking statements are based. Many factors, including those discussed more fully in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits.

    99.1    Press release dated February 11, 2003 issued by Synaptic Pharmaceutical Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 11, 2003	SYNAPTIC PHARMACEUTICAL CORPORATION
	By:	/s/ ERROL B. DE SOUZA Name: Errol B. De Souza Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number
99.1	Press release dated February 11, 2003 issued by Synaptic Pharmaceutical Corporation.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS